EXHIBIT 10.44

CONFIDENTIAL

EXECUTION VERSION

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ROYALTY PURCHASE AGREEMENT

BY AND BETWEEN

CYTOKINETICS, INCORPORATED

AND

RPI FINANCE TRUST

DATED AS OF FEBRUARY 1, 2017

(i)

Index of Exhibits

Exhibit A:	Stock Purchase Agreement
Exhibit B:	Form of Bill of Sale

(ii)

CONFIDENTIAL

EXECUTION VERSION

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the securities and exchange commission pursuant to rule 24b-2 of the securities exchange act of 1934, as amended.

ROYALTY PURCHASE AGREEMENT

This ROYALTY PURCHASE AGREEMENT, dated as of February 1, 2017 (this “Agreement”), is made and entered into by and between Cytokinetics, Incorporated, a Delaware corporation (the “Seller”), on the one hand, and RPI Finance Trust, a Delaware statutory trust (the “Buyer”), on the other hand.

W I T N E S S E T H:

WHEREAS, pursuant to the License Agreement and following Licensee’s exercise of the Licensee Option, the Seller granted to Licensee an exclusive, royalty bearing license under the Intellectual Property to, among other things, sell the Compounds, including CK-452, and Licensee, in partial consideration for such license, agreed to pay the Royalty to the Seller;

WHEREAS, the Seller exercised its Co-Invest Option in respect of CK-452 in the amount of $10,000,000, and may in the future exercise its Co-Invest Option in respect of CK-452 for up to an additional $30,000,000; and

WHEREAS, the Buyer desires to purchase the Purchased Royalty (a portion of the Royalty) from the Seller, and the Seller desires to sell the Purchased Royalty to the Buyer.

NOW THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Buyer hereby agree as follows:

ARTICLE 1

PURCHASE, SALE AND ASSIGNMENT OF THE ROYALTY

Section 1.1 Purchase, Sale and Assignment. Upon the terms and subject to the conditions of this Agreement, at the Closing, the Seller shall sell, transfer, assign and convey to the Buyer, and the Buyer shall purchase, acquire and accept from the Seller, all of the Seller’s right, title and interest in and to the Purchased Royalty.

Section 1.2 Purchase Price. The purchase price to be paid to the Seller for the sale, transfer, assignment and conveyance of the Seller’s right, title and interest in and to the Purchased Royalty to the Buyer is NINETY MILLION DOLLARS ($90,000,000) (the “Purchase Price”).

Section 1.3 No Assumed Obligations, Etc. Notwithstanding any provision in this Agreement to the contrary, the Buyer is purchasing, acquiring and accepting only the Purchased Royalty and is not assuming any liability or obligation of the Seller of whatever nature, whether presently in existence or arising or asserted hereafter, under the License Agreement or otherwise. Except as specifically set forth herein in respect of the Purchased Royalty purchased, acquired and accepted hereunder, the Buyer does not, by such purchase, acquisition and acceptance, acquire any other contract rights of the Seller under the License Agreement or any other assets of the Seller.

Section 1.4 True Sale. It is the intention of the parties hereto that the sale, transfer, assignment and conveyance contemplated by this Agreement constitute a sale of the Purchased Royalty from the Seller to the Buyer and not a financing transaction, borrowing or loan. Accordingly, the Seller shall treat the sale, transfer, assignment and conveyance of the Purchased Royalty as a sale of an “account” or a “payment intangible” (as appropriate) in accordance with the UCC, and the Seller hereby authorizes the Buyer (at Buyer’s cost and expense) to file financing statements (and continuation statements with respect to such financing statements when applicable) naming the Seller as the debtor and the Buyer as the secured party in respect of the Purchased Royalty. Not in derogation of the foregoing statement of the intent of the parties hereto in this regard, and for the purpose of providing additional assurance to the Buyer in the event that, despite the intent of the parties hereto, the sale, transfer, assignment and conveyance contemplated hereby is hereafter held not to be a sale, the Seller does hereby grant to the Buyer, as security for the obligations of the Seller hereunder, a first priority security interest in all right, title and interest of the Seller in, to and under the Purchased Royalty and any “proceeds” (as such term is defined in the UCC) thereof, and the Seller does hereby authorize the Buyer, from and after the Closing, to file such financing statements (and continuation statements with respect to such financing statements when applicable) as may be necessary to perfect such security interest. Following the termination of this Agreement, upon the Seller’s request, the Buyer shall, at the expense of the Seller, file a UCC-3 termination statement terminating the security interest granted in this Section.

Section 1.5 Stock Purchase Agreement. Simultaneous with the execution and delivery of this Agreement, each of the Seller and the Buyer shall deliver to the other party hereto a duly executed Stock Purchase Agreement, in the form attached hereto as Exhibit A (the “Stock Purchase Agreement”)

ARTICLE 2

CLOSING

Section 2.1 Closing. The Closing shall take place on the third Business Day after the date on which the conditions set forth in Article 4 have been satisfied, or at such other place, time and date as the parties hereto may mutually agree. Subject to the provisions of Article 7, failure to consummate the sale, transfer, assignment and conveyance of the Purchased Royalty as provided in this Article 2 on the date and at the place determined pursuant to this Section 2.1 shall not result in a termination of this Agreement and shall not relieve either party hereto of any of its respective obligations hereunder.

Section 2.2 Payment of Purchase Price. At the Closing, the Buyer shall deliver (or cause to be delivered) payment of the Purchase Price to the Seller by wire transfer of immediately available funds to one or more accounts specified by the Seller in writing.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 2.3 Closing Certificates.

(a) Seller’s Closing Certificate.

(i) At the Closing, the Seller shall deliver to the Buyer a certificate of the Secretary or an Assistant Secretary of the Seller, dated the Closing Date, certifying as to (i) the incumbency of the officer of the Seller executing this Agreement, (ii) the copies of Seller’s certificate of incorporation, bylaws and resolutions adopted by the Seller’s board of directors authorizing the execution and delivery by the Seller of this Agreement and the consummation by the Seller of the transactions contemplated hereby and (iii) the copies of all the documentation (except for Schedule 3.1(j), to the extent required by the Licensee Consent) Delivered by the Seller at the Closing.

(ii) At the Closing, to the extent Schedule 3.1(j) cannot be included in the certificate delivered to the Buyer under Section 2.3(a)(i), the Seller shall deliver to counsel for the Buyer a certificate of the Secretary or an Assistant Secretary of the Seller, dated the Closing Date, certifying as to Schedule 3.1(j).

(b) Buyer’s Closing Certificate. At the Closing, the Buyer shall deliver to the Seller a certificate of an authorized person of the owner trustee of the Buyer, dated the Closing Date, certifying as to the incumbency of the officers executing this Agreement on behalf of the Buyer.

Section 2.4 Bill of Sale. At the Closing, upon confirmation of the receipt of the Purchase Price, the Seller shall deliver to the Buyer a duly executed bill of sale evidencing the sale, transfer, assignment and conveyance of the Purchased Royalty, substantially in the form attached hereto as Exhibit B (the “Bill of Sale”).

Section 2.5 [Reserved]

Section 2.6 Lender Consent. At the Closing, the Seller shall deliver to the Buyer a duly executed agreement from Lender consenting to the sale of the Purchased Royalty pursuant to this Agreement and the grant of the Buyer’s security interest under Section 1.4 and terminating Lender’s security interest in the Purchased Royalty and the related account or payment intangible Delivered by the Seller (the “Lender Consent”).

Section 2.7 Licensee Consent. At the Closing, the Seller shall deliver to the Buyer a duly executed agreement from Licensee in the form Delivered by the Seller (the “Licensee Consent”).

Section 2.8 Form W8-BEN. At the Closing, the Buyer shall deliver to the Seller a valid, properly executed IRS Form W8-BEN certifying that the Buyer is exempt from U.S. federal withholding tax with respect to any and all payments of in respect of the Purchased Royalty.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

Section 3.1 Seller’s Representations and Warranties. The Seller represents and warrants to the Buyer that as of the date hereof:

(a) Existence; Good Standing. The Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Seller is duly licensed or qualified to do business and is in corporate good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned, leased or operated by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified and in corporate good standing has not and would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(b) Authorization. The Seller has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Seller.

(c) Enforceability. This Agreement has been duly executed and delivered by an authorized officer of the Seller and constitutes the valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as may be limited by applicable Bankruptcy Laws or by general principles of equity (whether considered in a proceeding in equity or at law).

(d) No Conflicts. The execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not and shall not (i) contravene or conflict with the certificate of incorporation or bylaws of the Seller, (ii) contravene or conflict with or constitute a material default under any law or Judgment binding upon or applicable to the Seller, (iii) contravene or conflict with or constitute a default under the License Agreement or the Loan Agreement or (iv) except as would not reasonably be expected to result in a Material Adverse Effect, contravene or conflict with or constitute a material default under any other material contract or other material agreement binding upon or applicable to the Seller.

(e) Consents. Except for the consents that have been obtained on or prior to the Closing or filings required by the federal securities laws or stock exchange rules, no consent, approval, license, order, authorization, registration, declaration or filing with or of any Governmental Entity or other Person is required to be done or obtained by the Seller in connection with (i) the execution and delivery by the Seller of this Agreement, (ii) the performance by the Seller of its obligations under this Agreement or (iii) the consummation by the Seller of any of the transactions contemplated by this Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(f) No Litigation. There is no action, suit, investigation or proceeding pending before any Governmental Entity or, to the Knowledge of the Seller, threatened to which the Seller is a party that, individually or in the aggregate would, if determined adversely, reasonably be expected to prevent or adversely affect (i) the ability of the Seller to enter into and to perform its obligations under this Agreement, (ii) the Seller’s rights under the License Agreement or (iii) after the Closing, the Buyer’s rights with respect to the Purchased Royalty.

(g) Compliance with Laws. The Seller is not in violation of, and to the Knowledge of the Seller, the Seller is not under investigation with respect to nor has the Seller been threatened to be charged with or given notice of any violation of, any law or Judgment applicable to the Seller, which violation would reasonably be expected to adversely affect the Seller’s rights under the License Agreement or, after the Closing, the Buyer’s rights with respect to the Purchased Royalty hereunder.

(h) License Agreement. The License Agreement has been Delivered by the Seller and is a true, correct and complete copy of the License Agreement. As of the date hereof, Licensee has not sent, and the Seller has not received, any payments payable by Licensee to the Seller pursuant to Section 13.4 of the License Agreement.

(i) No Other Agreements. Except as set forth on Schedule 3.1(h)(i) of the Disclosure Schedule, the License Agreement is the only agreement, instrument, arrangement, waiver or understanding between the Seller (or any predecessor or Affiliate thereof), on the one hand, and Licensee (or any predecessor or Affiliate thereof), on the other hand, relating to the subject matter thereof, and there are no other agreements, instruments, arrangements, waivers or understandings between the Seller (or any predecessor or any Affiliate thereof), on the one hand, and Licensee (or any predecessor or Affiliate thereof), on the other hand, that relate to the License Agreement, the Licensed Patents, the Licensee Patents, the Compounds (including the Development or Commercialization thereof) or the Royalty. A true, correct and complete copy of each of the agreements, instruments, arrangements or understandings set forth on Schedule 3.1(h)(i) of the Disclosure Schedule has been Delivered by the Seller prior to the date hereof. The Licensee Security Agreement Delivered by the Seller is a true, correct and complete copy of the Licensee Security Agreement and has terminated by its terms. Except as set forth on Schedule 3.1(h)(i) of the Disclosure Schedule, the Seller has not proposed or received any proposal, to amend or waive any provision of the License Agreement with respect to the Licensed Patents, Licensee Patents, the Compounds in development under the License Agreement or the Royalty. The License Agreement has not been modified by Licensee or the Seller pursuant to Section 18.8.4 of the License Agreement.

(ii) Licenses/Sublicenses. Except as set forth on Schedule 3.1(h)(ii) of the Disclosure Schedule, to the Knowledge of the Seller, there are no licenses or sublicenses entered into by Licensee or any other Person (or any predecessor or Affiliate thereof) in respect of Licensee’s rights and obligations under the License Agreement (including any Intellectual Property), including pursuant to Section 9.6 of the License Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(iii) Validity and Enforceability of Agreements. The License Agreement is a valid and binding obligation of the Seller and Licensee. The License Agreement is enforceable against each of the parties thereto in accordance with its terms, except as may be limited by applicable Bankruptcy Laws or by general principles of equity (whether considered in a proceeding in equity or at law). The Seller has not received any notice in connection with the License Agreement challenging the validity, enforceability or interpretation of any provision of such agreement, including the obligation to pay any portion of the Royalty without set-off of any kind.

(iv) CK-452. CK-452 is being developed as a [ * ]. Pursuant to the License Agreement, Licensee is obligated to pay royalties on Net Sales of CK-452 and any other Compound. [ * ].

(v) No Liens or Assignments by the Seller. Except as set forth in Schedule 3.1(h)(v) of the Disclosure Schedule, the Seller has not, except as contemplated hereby, conveyed, assigned or in any other way transferred or granted any liens upon or security interests with respect to all or any portion of its right, title and interest in and to the Royalty, the Intellectual Property, the Compounds or the License Agreement.

(vi) No Termination. The Seller has not (A) given Licensee any notice of termination of the License Agreement (whether in whole or in part) or any notice expressing any intention or desire to terminate the License Agreement or (B) received any notice of termination of the License Agreement (whether in whole or in part) or any notice expressing any intention or desire to terminate either the License Agreement. To the Knowledge of the Seller, no event has occurred that would give rise to the expiration of the License Agreement.

(vii) No Breaches or Defaults. There is and has been no material breach or default under any provision of the License Agreement either by the Seller (or any predecessor thereof) or, to the Knowledge of the Seller, by Licensee (or any predecessor thereof), and there is no event that upon notice or the passage of time, or both, would reasonably be expected to give rise to any material breach or default either by the Seller or, to the Knowledge of the Seller, by the other party to the License Agreement.

(viii) Payments Made. The Seller has received from Licensee the full amount of the payments due and payable under Sections 13.1 and 13.2 of the License Agreement, the Phase III Initiation Milestone Event for a [ * ] under Section 13.3.1 of the License Agreement and Section 2(d) of Amendment No. 6. To the Knowledge of the Seller, other than such payments and any payments for FTEs (as such term is defined in the License Agreement) made pursuant to Section 13.6 of the License Agreement, payments for transfer of materials and reimbursement of costs as otherwise agreed by Licensee, the Seller has received no other payments under the License Agreement. All such payments were made by Licensee to the Seller without any Royalty Reduction and, in all material respects, when due.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(ix) No Assignments by Licensee. Except for the sublicense granted pursuant to that certain Option, License and Collaboration Agreement among Licensee and Les Laboratoires Servier and Institut de Recherches Internationales Servier (the “Sublicensee”), dated as of June 27, 2013 (the “Existing Sublicense”), the Seller has not been notified of any assignment or other transfer by Licensee of any of its rights or obligations under the License Agreement, and to the Knowledge of the Seller, other than to the Sublicensee, Licensee has not sublicensed, assigned or otherwise transferred any of its rights or obligations under the License Agreement to any Person.

(x) No Indemnification Claims. The Seller has not notified Licensee or any other Person of any claims for indemnification under the License Agreement nor has the Seller received any claims for indemnification under the License Agreement, whether pursuant to Article 17 thereof or otherwise.

(xi) No Royalty Reductions. To the Knowledge of the Seller, the amount of the Royalty is not subject to any claim against the Seller pursuant to any right of set-off, counterclaim, credit, reduction or deduction by contract or otherwise pursuant to the License Agreement, including Sections 8.8, 8.9, [ * ] and [ * ] of the License Agreement (a “Royalty Reduction”). To the Knowledge of the Seller, no event or condition exists that, upon notice or passage of time or both, would reasonably be expected to permit Licensee to claim, or have the right to claim, a Royalty Reduction.

(xii) Audits. The Seller has not initiated, pursuant to Section 13.11 of the License Agreement or otherwise, any inspection or audit of books of accounts or other records pertaining to Net Sales, the calculation of royalties or other amounts payable to the Seller under the License Agreement.

(xiii) Options. Licensee duly exercised, and has not sought to revoke its exercise of, the Licensee Option. A true, correct and complete copy of the notice of such exercise of the Licensee Option has been Delivered by the Seller to Buyer. The Seller has as of the date hereof provided to Licensee notice of the Seller’s decision to exercise the Co-Invest Option with respect to CK-452 for $10,000,000 pursuant to the terms of the License Agreement. The Seller has not sought to revoke its exercise of such Co-Invest Option. A true, correct and complete copy of the notice of such exercise of the Co-Invest Option has been Delivered by the Seller to Buyer.

(xiv) Subject Transactions. Neither the Seller nor Licensee has undergone a Subject Transaction. The Seller has not received any notice from Licensee of Licensee’s contemplation or intent to undergo a Subject Transaction and the Seller has not sent any notice to Licensee of the Seller’s contemplation or intent to undergo a Subject Transaction.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(i) Title to Royalty. The Seller has good and marketable title to the Royalty free and clear of all Liens (other than Permitted Liens). Upon payment of the Purchase Price by the Buyer, the Buyer shall have acquired, subject to the terms and conditions set forth in this Agreement and the License Agreement, good and marketable title to the Purchased Royalty, free and clear of all Liens (other than Liens created by the Buyer).

(j) Intellectual Property. Schedule 3.1(j) has been Delivered by the Seller to Buyer’s counsel.

(i) Schedule 3.1(j)(i)(A) and (B) of the Disclosure Schedule lists all of the Licensed Patents with respect to the Compounds in Development or Commercialization under the License Agreement as of the date of this Agreement (the “Existing In-Development Patents”). The Seller is the sole owner of, and has the sole interest in, all of the Existing In-Development Patents listed in Schedule 3.1(j)(i)(A) under the heading “Solely-Owned Patents” and is the joint owner with Licensee of all of the Existing In-Development Patents listed in Schedule 3.1(j)(i)(B) under the heading “Joint Patent Rights”. Except as set forth on Schedule 3.1(j)(i), (x) to the Knowledge of the Seller, the Seller and Licensee collectively are the sole owners of, and collectively have the sole interest in, the Joint Patent Rights with respect to the Compounds in Development or Commercialization under the License Agreement as of the date of this Agreement, and (y) to the Knowledge of the Seller, each of the Seller and Licensee have an undivided one-half interest in each of the Joint Patent Rights with respect to the Compounds in Development or Commercialization under the License Agreement as of the date of this Agreement, and (z) the Seller is the sole owner of, and has the sole interest in, its undivided half interest in each of the Joint Patent Rights with respect to the Compounds in Development or Commercialization under the License Agreement as of the date of this Agreement. Schedule 3.1(j)(i)(C) of the Disclosure Schedule contains a true, correct and complete copy of the most recent list of Licensee Patents with respect to the Compounds in Development or Commercialization under the License Agreement as of the date of this Agreement. Schedule 3.1(j)(i) of the Disclosure Schedule specifies as to each of the Existing In-Development Patents and Licensee Patents with respect to the Compounds in Development or Commercialization under the License Agreement as of the date of this Agreement, as applicable, the jurisdictions by or in which each such patent right has issued as a patent or a patent application has been filed, including the respective application numbers.

(ii) Except as set forth in Schedule 3.1(j)(ii) of the Disclosure Schedule, there are no pending or, to the Knowledge of the Seller, threatened litigations, interferences, reexamination, oppositions or like procedures involving any Licensed Patent. Except as set forth in Schedule 3.1(j)(ii) of the Disclosure Schedule, to the Knowledge of the Seller, there are no pending or threatened litigations, interferences, reexamination, oppositions or like procedures involving any Licensee Patent.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(iii) All of the issued Licensed Patents are in full force and effect and have not lapsed, expired or otherwise terminated. Except as set forth in Schedule 3.1(j)(iii) of the Disclosure Schedule, to the Knowledge of the Seller, the issued Existing In-Development Patents are valid and enforceable. The Seller has not received any written notice relating to the lapse, expiration or other termination of any of the Licensed Patents or any written legal opinion that alleges that any of the issued Licensed Patents is invalid or unenforceable. The Seller has not received any notice from Licensee indicating that any of the issued Licensee Patents are not in full force and effect or have lapsed, expired or otherwise terminated. The Seller has not received any notice from Licensee indicating that Licensee has received any written notice relating to the lapse, expiration or other termination of any of the Licensee Patents or any written legal opinion that alleges that any of the issued Licensee Patents is invalid or unenforceable. To the Knowledge of Seller, Seller and Licensee have complied in all respects with the duty of candor and good faith, which includes the duty of disclosure under 37 C.F.R. § 1.65, in the prosecution of the Existing In-Development Patents before the U.S. Patent and Trademark Office.

(iv) There is no Person who is or claims to be an inventor under any of the Existing In-Development Patents who is not a named inventor thereof. To the Knowledge of the Seller, there is no Person who is or claims to be an inventor under any of the Licensee Patents with respect to the Compounds in Development or Commercialization under the License Agreement as of the date of this Agreement who is not a named inventor thereof.

(v) The Seller has not received any written notice of any claim by any Person regarding a challenge of inventorship or ownership of, the rights of the Seller in and to, or the patentability, validity or enforceability of, any Licensed Patent, or asserting that the development, manufacture, importation, sale, offer for sale or use of any Compound infringes any patent or other intellectual property rights. The Seller has not received any notice from Licensee indicating that Licensee has received any written notice of any claim by any Person regarding a challenge of inventorship or ownership of, the rights of the Seller or Licensee in and to, or the patentability, validity or enforceability of, any Licensed Patent, or asserting that the development, manufacture, importation, sale, offer for sale or use of any Compound infringes any Third Party patent or other intellectual property rights.

(vi) The Seller has not received any written notice from Licensee or any other Person, or given any written notice to, Licensee stating that a Third Party asserts that a Patent Right or other right owned by it is infringed by the manufacture, use, sale, offer for sale or import of any Compound in the Territory or otherwise. To the Knowledge of the Seller, no intellectual property rights of any Third Party have been, or are or shall be infringed, violated or misused by the manufacture, use, offer for sale, importation, sale or import of CK-452. There are no Known Patent Claims (as defined in the License Agreement). Except as set forth in Schedule 3.1(j)(vi), the Seller has not in-licensed any intellectual property

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

right covering the manufacture, use, sale, offer for sale or import of CK-452. That Exclusive License Agreement between The Regents of the University of California, The Board of Trustees of the Leland Stanford Junior University and the Seller, dated as of April 21, 1998, as modified September 1, 2000, is terminated and of no further force or effect and none of the patents or other intellectual property rights previously licensed to the Seller thereunder included any Patent Rights or know-how right the scope of which would cover the making, using, selling, offering for sale or import of any Compound.

(vii) To the Knowledge of the Seller, except set forth in Schedule 3.1(j)(vii) of the Disclosure Schedule, and except for activities conducted by the Licensee in accordance with the License Agreement or Sublicensee in accordance with Existing Sublicense, no Third Party is making, using, selling, offering for sale, importing or exporting a product that infringes any Licensed Patent or any other patent right (including any Licensee Patent) that contains any claim the scope of which would cover the making, using, selling, offering for sale or import of any Compound.

(viii) All required maintenance fees, annuities and like payments with respect to the Licensed Patents have been paid timely.

(k) UCC Representation and Warranties. The Seller’s exact legal name is, and for the immediately preceding ten years has been, “Cytokinetics, Incorporated”. The Seller is, and for the prior ten years has been, incorporated in the State of Delaware.

(l) Brokers’ Fees. Except as set forth in Schedule 3.1(l) of the Disclosure Schedule, there is no investment banker, broker, finder, financial advisor or other intermediary who has been retained by or is authorized to act on behalf of the Seller who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement.

(m) Term Loan Facility. The Seller is in material compliance with all of its obligations under the Term Loan Facility.

Section 3.2 The Buyer’s Representations and Warranties. The Buyer represents and warrants to the Seller that as of the date hereof:

(a) Existence; Good Standing. The Buyer is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) Authorization. The Buyer has the requisite trust right, power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Buyer. Wilmington Trust is duly authorized to execute and deliver this Agreement on behalf of Buyer.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c) Enforceability. This Agreement has been duly executed and delivered by an authorized person of the owner trustee of the Buyer and constitutes the valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms, except as may be limited by applicable Bankruptcy Laws or by general principles of equity (whether considered in a proceeding in equity or at law).

(d) No Conflicts. The execution, delivery and performance by the Buyer of this Agreement do not and shall not (i) contravene or conflict with the organizational documents of the Buyer, (ii) contravene or conflict with or constitute a default under any material provision of any law binding upon or applicable to the Buyer or (iii) contravene or conflict with or constitute a default under any material contract or other material agreement or Judgment binding upon or applicable to the Buyer.

(e) Consents. No consent, approval, license, order, authorization, registration, declaration or filing with or of any Governmental Entity or other Person is required to be done or obtained by the Buyer in connection with (i) the execution and delivery by the Buyer of this Agreement, (ii) the performance by the Buyer of its obligations under this Agreement, other than the filing of financing statement(s) in accordance with Section 1.4, or (iii) the consummation by the Buyer of any of the transactions contemplated by this Agreement.

(f) No Litigation. There is no action, suit, investigation or proceeding pending or, to the knowledge of the Buyer, threatened before any Governmental Entity to which the Buyer is a party that would, if determined adversely, reasonably be expected to prevent or materially and adversely affect the ability of the Buyer to perform its obligations under this Agreement.

(g) Financing. The Buyer has sufficient cash on hand to pay the entire Purchase Price. The Buyer acknowledges that its obligations under this Agreement are not contingent on obtaining financing.

(h) Brokers’ Fees. There is no investment banker, broker, finder, financial advisor or other intermediary who has been retained by or is authorized to act on behalf of the Buyer who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement.

Section 3.3 No Implied Representations and Warranties. EXCEPT AS EXPRESSLY SET FORTH IN SECTION 3.1, THE SELLER MAKES NO REPRESENTATION OR WARRANTY, EXPRESSED OR IMPLIED, AT LAW OR IN EQUITY IN RESPECT OF THE LICENSE AGREEMENT, ANY LICENSED PATENTS, THE PURCHASED ROYALTY, THE ROYALTY OR THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING WITH RESPECT TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, AND ANY SUCH OTHER REPRESENTATIONS OR WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE 4

CONDITIONS TO CLOSING

Section 4.1 Conditions to the Buyer’s Obligations. The obligations of the Buyer to consummate the transactions contemplated hereunder on the Closing Date are subject to the satisfaction or waiver, at or prior to the Closing Date, of each of the following conditions precedent:

(a) The Seller shall have performed and complied in all material respects with all agreements, covenants, obligations and conditions required to be performed and complied by it under this Agreement at or prior to the Closing Date, and the Buyer shall have received a certificate executed by a duly authorized officer of the Seller on the Closing Date certifying on behalf of the Seller to the effect of the foregoing.

(b) The representations and warranties of the Seller contained in Section 3.1 shall be true and correct in all material respects as of the Closing Date as though made at and as of the Closing Date, except to the extent any such representation or warranty expressly speaks as of a particular date, in which case it shall be true and correct in all material respects as of such date; provided, that to the extent that any such representation or warranty is qualified by the term “material,” such representation or warranty (as so written, including the term “material”) shall be true and correct in all respects as of the Closing Date or such other date, as applicable, and the Buyer shall have received a certificate executed by an authorized person of the owner trustee of the Seller on the Closing Date certifying on behalf of the Seller to the effect of the foregoing.

(c) There shall not have been issued and be in effect any Judgment of any Governmental Entity enjoining, preventing or restricting the consummation of the transactions contemplated by this Agreement.

(d) There shall not have been instituted or be pending any action or proceeding by any Governmental Entity or any other Person (i) challenging or seeking to make illegal, to delay materially or otherwise directly or indirectly to restrain or prohibit the consummation of the transactions contemplated hereby, (ii) seeking to obtain material damages in connection with the transactions contemplated hereby or (iii) seeking to restrain or prohibit the Buyer’s receipt of the Purchased Royalty.

(e) The Seller shall have delivered to the Buyer the duly executed Bill of Sale, Stock Purchase Agreement and Lender Consent.

(f) The Buyer shall have received the closing certificate(s) of the Seller as provided by Section 2.3(a).

(g) The Licensee Consent Delivered by the Seller shall have been duly executed by the Seller and Licensee.

(h) At the Closing, the Seller shall deliver to Buyer an opinion of the Seller’s counsel, dated as of the Closing Date in form and substance reasonably acceptable to Buyer.

(i) All conditions to the consummation of the transactions under the Stock Purchase Agreement shall have been satisfied, except for such conditions as will, by their terms, be satisfied simultaneous with such consummation and except for the occurrence of the Closing.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 4.2 Conditions to the Seller’s Obligations. The obligations of the Seller to consummate the transactions contemplated hereunder on the Closing Date are subject to the satisfaction or waiver, at or prior to the Closing Date, of each of the following conditions precedent:

(a) The Buyer shall have performed and complied in all material respects with all agreements, covenants, obligations and conditions required to be performed and complied by it under this Agreement at or prior to the Closing Date, and the Seller shall have received a certificate executed by a duly authorized representative of the Buyer on the Closing Date certifying on behalf of the Buyer to the effect of the foregoing.

(b) The representations and warranties of the Buyer contained in Section 3.2 shall be true and correct in all material respects as of the Closing Date as though made at and as of the Closing Date, except to the extent any such representation or warranty expressly speaks as of a particular date, in which case it shall be true and correct in all material respects as of such date; provided, that to the extent that any such representation or warranty is qualified by the term “material,” such representation or warranty (as so written, including the term “material”) shall be true and correct in all respects as of the Closing Date or such other date, as applicable, and the Buyer shall have received a certificate executed by a duly authorized officer of the Buyer on the Closing Date certifying on behalf of the Buyer to the effect of the foregoing.

(c) There shall not have been issued and be in effect any Judgment of any Governmental Entity enjoining, preventing or restricting the consummation of the transactions contemplated by this Agreement.

(d) There shall not have been instituted or be pending any action or proceeding by any Governmental Entity or any other Person (i) challenging or seeking to make illegal, to delay materially or otherwise directly or indirectly to restrain or prohibit the consummation of the transactions contemplated hereby, (ii) seeking to obtain material damages in connection with the transactions contemplated hereby or (iii) seeking to restrain or prohibit the Buyer’s receipt of the Purchased Royalty.

(e) The Seller shall have received the closing certificate of the Buyer as provided by Section 2.3(b).

(f) The Buyer shall have delivered to the Seller the duly executed Stock Purchase Agreement.

(g) All conditions to the consummation of the transactions under the Stock Purchase Agreement shall have been satisfied, except for such conditions as will, by their terms, be satisfied simultaneous with such consummation and except for the occurrence of the Closing.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE 5

COVENANTS

Section 5.1 Disclosures; Update.

(a) The parties shall agree upon the Press Release to be issued announcing this Agreement. Except for the Press Release, the Current Report on Form 8-K describing the material terms of the Agreement and the transaction contemplated by the Agreement or any other public announcement using substantially the same text as such press release or Form 8-K, neither the Buyer nor the Seller shall, and each party hereto shall cause its respective Representatives, Affiliates and Affiliates’ Representatives not to, issue a press release or other public announcement or otherwise make any public disclosure with respect to this Agreement or the subject matter hereof without the prior written consent of the other party hereto (which consent shall not be unreasonably withheld or delayed), except as may be required by applicable law or stock exchange rule (in which case the party hereto required to make the press release or other public announcement or disclosure shall allow the other party hereto reasonable time to comment on such press release or other public announcement or disclosure in advance of such issuance); provided that no review or consent shall be required with respect to disclosures by either party of the Agreement and the transaction in such party’s periodic reports filed with the Securities and Exchange Commission or of disclosures otherwise previously approved pursuant to this Section 5.1(a).

(b) During the Royalty Term, Seller shall provide semi-annually a list in the form of Schedule 3.1(j)(i) to Buyer’s counsel of all Licensed Patents covering Compounds in Development or Commercialization under the License Agreement as of such date.

Section 5.2 Payments Received In Error; Payment Deferral; Interest Payments. If any payment of the Purchased Royalty is made to the Seller, the Seller shall pay over to the Buyer, promptly (and in any event within [ * ] after the receipt thereof, the amount of such payment received by wire transfer to an account designated in writing by the Buyer. The Seller agrees that, in the event any payment of the Purchased Royalty is paid to the Seller, the Seller shall (i) until paid to the Buyer, hold such payment received in trust for the benefit of the Buyer and (ii) have no right, title or interest in such payment and that it shall not pledge or otherwise grant any security interest therein. If the Licensee defers payment of the Purchased Royalty in accordance with Exhibit B to the Licensee Consent because of its uncertainty as to the amount of such payment to which the Buyer is entitled, then Buyer and Seller shall promptly meet and discuss in good faith the preparation and delivery of joint instructions from the parties to Licensee to make such payments that have been deferred. If a sum payable under this Agreement shall be overdue for [ * ], the party obligated to make such payment shall additionally pay to the party to whom such payment is owed interest on the sum outstanding at the rate equal to the lesser of (i) prime rate for the date that payment was due, as published by The Wall Street Journal, Eastern U.S. edition, plus [ * ]; and (ii) the highest rate permitted by law shall apply; provided that a delay in payment by Licensee of any payment to the Buyer (other than a delay as a result of any act or failure to act by the Seller) shall not be deemed an overdue payment by the Seller to the Buyer. The payment of such interest shall not prevent the party to whom such payment is made from exercising any other rights it may have as a consequence of the lateness of any payment.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 5.3 Royalty Reduction. If Licensee exercises any right of set-off, counterclaim, credit, reduction or deduction by contract or otherwise against any payment of the Royalty, such set-off, counterclaim, credit, reduction or deduction shall not reduce the applicable amount of the Purchased Royalty otherwise payable to Buyer, and if such set-off, counterclaim, credit, reduction or deduction reduces the Royalty payable under the License Agreement to less than the full amount of the Purchased Royalty, then Seller shall promptly (and in any event within [ * ] following the payment of the Purchased Royalty affected by such set-off, counterclaim, credit, reduction or deduction) make a true-up payment to Buyer such that Buyer receives the full amount of such Purchased Royalty payments that would be payable for the Purchased Royalty had such set-off, counterclaim, credit, reduction or deduction not occurred.

Section 5.4 Royalty Reports; Other Information; Notices; Update Meetings.

(a) Promptly after receipt by the Seller of (i) notice from the Buyer that the Buyer has not received any Royalty Report for a Compound with respect to which Net Sales have been made or (ii) any other notice, correspondence or report (other than any of [ * ]) provided by Licensee under the License Agreement related to the Royalty, Licensed Patents claiming or covering any Compound in Development or Commercialization, the Licensee Patents claiming or covering any Compound in Development or Commercialization, or Compounds in Development or being Commercialized, the Seller shall provide or shall cause to be provided to the Buyer, a copy of such Royalty Report, notice, correspondence or other report. For clarity, disclosure or access to any patent documentation, including notices, correspondence or reports provided hereunder related to the Licensed Patents or Licensee Patents, shall be limited to Buyer’s counsel to the extent required under the Licensee Consent.

(b) The Seller shall not send any written correspondence to Licensee that would reasonably be expected to result in a Material Adverse Effect without the prior written consent of the Buyer. Following the reasonable request of the Buyer, the Seller shall promptly send to Licensee notices or correspondence related to the Royalty or any Compound in Development or Commercialization as requested by the Buyer.

(c) Once during each calendar quarter from and after the Closing Date (other than any calendar quarter in which an Annual Update Meeting occurs), the Buyer Representatives and the Seller Representatives shall have a telephonic meeting (each a “Quarterly Update Meeting”) to discuss material developments in the development and commercialization of the Compounds then in Development or being Commercialized by Licensee (other than any of [ * ]) and the Seller since the Closing or the last Quarterly Update Meeting. Once during each twelve (12)-month period from and after the Closing Date, the Buyer Representatives and the Seller Representative shall meet in person at the Seller’s offices or such other place as the Seller and the Buyer mutually agree (each an “Annual Update Meeting”) to discuss material developments in the development and commercialization of the Compounds then in Development or Commercialization by Licensee (other than any of [ * ]) and Seller since the Closing or the last Annual Update Meeting. Each of the Buyer and the Seller shall bear its own costs and expenses related to such meetings and Buyer acknowledges that the receipt of information from such meetings shall be maintained as confidential pursuant to this Agreement and may include material, non-public information which prohibits trading while in possession of or misuse of such information under applicable securities laws. For clarity, disclosure or access to any patent documentation, including notices, correspondence or reports provided hereunder related to the Licensed Patents or Licensee Patents, shall be limited to Buyer’s counsel to the extent required under the Licensee Consent.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(d) Seller shall use commercially reasonable efforts to respond to any reasonable inquiries of the Buyer related to the Royalty or to any Compound then in Development or being Commercialized under the License Agreement and shall promptly provide any additional development and commercialization information related thereto (other than any of [ * ]) reasonably requested by the Buyer. For clarity, disclosure and access to any patent documentation, including correspondence or reports provided hereunder related to the Licensed Patents or Licensee Patents, shall be limited to Buyer’s counsel to the extent required under the Licensee Consent.

Section 5.5 Inspections and Audits of Licensee. At the written request of the Buyer, the Seller shall, to the extent permitted under Section 13.11 of the License Agreement, cause an inspection or audit by an independent public accounting firm to be made for the purpose of determining the correctness of royalty payments with respect to the Compounds made under the License Agreement. With respect to any such inspection, the Seller shall, for purposes Section 13.11 of the License Agreement, select such independent public accounting firm as the Buyer shall recommend and is reasonably acceptable to the Seller for such purpose (as long as such independent certified public accountant is reasonably acceptable to Licensee as required by Section 13.11 of the License Agreement). All of the expenses of any inspection or audit requested by the Buyer hereunder (including the fees and expenses of such independent public accounting firm designated for such purpose) that would otherwise be borne by the Seller pursuant to the License Agreement shall instead be borne (if and as such expenses are incurred) by the Buyer and the Seller according to their Pro-Rata Share.

Section 5.6 Amendment of License Agreement. The Seller shall not, without the Buyer’s prior written consent, execute or agree to execute any alteration, amendment, change or addition (a “Modification”) of or to any provision of the License Agreement that would reasonably be expected to result in a Material Adverse Effect. Subject to the foregoing, promptly, and in any event within five (5) Business Days, following receipt by the Seller of a fully executed Modification to the License Agreement related to the Licensed Patents, Licensee Patents, Compounds or Royalty, the Seller shall furnish a copy of such Modification to the Buyer.

Section 5.7 Maintenance of License Agreement; Efforts to Commercialize.

(a) The Seller shall comply in all material respects with its obligations under the License Agreement related to the Licensed Patents, Licensee Patents, Compounds and Royalty and shall not take any action or forego any action that would reasonably be expected to result in a Material Adverse Effect. Promptly, and in any event within [ * ], after receipt of any (written or oral) notice from Licensee of an alleged material breach by the Seller (pursuant to Section 18.5 of the License Agreement or otherwise), the Seller shall give notice thereof to the Buyer, including delivering the Buyer a copy of any such written notice. The Seller shall use its commercially reasonable efforts to cure any breaches by it under the License Agreement and shall give written notice to the Buyer upon curing any such breach.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b) The Seller hereby agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary to obligate Licensee to Commercialize CK-452 and in good faith to consider Commercialization of any other Compounds in accordance with the terms of the License Agreement.

Section 5.8 Enforcement of License Agreement.

(a) Notice of Breaches by Licensee. Promptly (and in any event within five (5) Business Days) after the Seller becomes aware of, or comes to believe in good faith that there has been, a breach of the License Agreement by Licensee that could reasonably be expected to result in a Material Adverse Effect, the Seller shall provide notice of such breach to the Buyer. In addition, the Seller shall provide to the Buyer a copy of any written notice of breach or alleged breach of the License Agreement delivered by the Seller to Licensee as soon as practicable and in any event not less than five (5) Business Days following such delivery.

(b) Enforcement of License Agreement. In the case of any breach by Licensee referred to in Section 5.8(a), the Seller shall consult with the Buyer regarding the timing, manner and conduct of any enforcement of Licensee’s obligations under the License Agreement. The Seller may and, if requested in writing by the Buyer, [ * ].

(c) Allocation of Proceeds and Costs of Enforcement. All costs and expenses (including attorneys’ fees and expenses) of any enforcement pursuant to Section 5.8(b), shall be borne by the Buyer and Seller in accordance with each party’s Pro-Rata Share. The Proceeds resulting from any enforcement of Licensee’s obligations under the License Agreement undertaken pursuant to Section 5.8(b), after deduction of all costs and expenses (including attorneys’ fees and expenses) actually incurred by the Buyer or Seller in connection with such enforcement, shall be paid to the Buyer and Seller in accordance with each party’s Pro-Rata Share. The Buyer and Seller shall fund, each in accordance with its respective Pro-Rata Share, any retainers, advances, and regular invoices required or sent by the counsel employed for such enforcement (such amounts to be credited or deducted from the actual amounts owed by the either Buyer or Seller under the immediately preceding sentence) and each party shall reimburse the other party for such party’s costs or expenses that are not satisfied out of the Proceeds of such enforcement and are in excess of such party’s Pro-Rata Share. Nothing contained herein shall limit the Buyer from retaining, at its expense, separate outside counsel who shall be permitted, where reasonably practical, to consult with the lead counsel selected by the Seller for such enforcement.

Section 5.9 Termination of License Agreement; Seller Product Opportunity.

(a) The Seller shall not exercise any right to terminate the License Agreement, or agree with Licensee to terminate the License Agreement, except with the prior written consent of the Buyer.

(b) If Licensee terminates the License Agreement pursuant to Section 18.2 thereof or otherwise, then the Seller shall (i) as permitted under the License Agreement, request from Licensee all of the rights in the Program and license(s) contemplated by Section 18.3 of the

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

License Agreement, (ii) use commercially reasonable efforts to maintain the Existing Sublicense in effect and (iii) continue to use commercially reasonable efforts to Commercialize the Compounds, which may include licensing or otherwise transferring the Program to a new biopharmaceutical enterprise. Following any such termination, the Seller (or upon the request of the Buyer, the Seller’s licensee or transferee, if applicable) shall enter into an agreement with the Buyer to preserve the Buyer’s rights under this Agreement, including the Buyer’s rights in and to the Purchased Royalty, mutatis mutandis, in any subsequent license agreement with respect to any Compound to be Commercialized by a Third Party or in connection with direct sales by the Seller of any Compound. If certain of Licensee’s rights under the License Agreement are terminated in connection with the terms of the Letter Agreement but Seller receives royalties from a Third Party or sells directly any Compound that is to be Commercialized, the Seller shall (i) in the case of a license to a Third Party, provide in the agreement with such Third Party that the Buyer shall be entitled to substantially the same rights to payment from such Third Party as the Buyer had from Licensee under this Agreement prior to such termination and (ii) in the case of direct sales by the Seller, the Seller shall pay to the Buyer the amounts to which Buyer would have been entitled from a Third Party if the Seller had instead entered into an agreement with a Third Party.

(c) If the Seller identifies any CK Product Opportunity in respect of a Compound, then the Seller shall promptly notify the Buyer thereof and the Seller shall enter into an agreement with the Buyer to preserve the Buyer’s rights under this Agreement, including the Buyer’s rights in and to the Purchased Royalty, mutatis mutandis, in respect of such CK Product Opportunity, whether under any subsequent license agreement or in respect of direct sales by the Seller.

Section 5.10 Preservation of Rights. The Seller shall not hereafter sell, transfer, hypothecate, assign or in any manner convey or mortgage, pledge or grant a security interest or other encumbrance of any kind in any of its interest in any portion of the Licensed Patents or the License Agreement, if such action is would reasonably be expected to result in a Material Adverse Effect.

Section 5.11 Enforcement; Infringement Claims. The Seller shall promptly inform the Buyer of (x) any actual and continuing infringement of any of the Licensed Patents or any other Patent Right covering Compounds then in Development or being Commercialized under the License Agreement of which Seller becomes aware arising from the making, using, selling, offering for sale or import of any compound by a Third Party, in any case where such infringement would reasonably be expected to result in a Material Adverse Effect, or (y) any Third Party patent right of which Seller becomes aware that the use, sale, offer for sale or import that any Compound then in Development or being Commercialized under the License Agreement infringes where such infringement would reasonably be expected to result in a Material Adverse Effect. Buyer and the Seller agree to enter into a joint defense and/or common interest agreement in customary form promptly after learning of any of the matters contemplated by the preceding sentence. After entering into such joint defense and/or common interest agreement, the Seller shall provide to Buyer’s counsel a copy of any written notice of any suspected infringement of any of the Licensed Patents or any other Patent Right (including the Licensee Patents) delivered under Section 21.12 of the License Agreement or otherwise as soon as practicable and in any event not less than five (5) Business Days following entry into such joint defense and/or common interest agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(a) If the Seller has the right to initiate an enforcement action as set forth in Section 8.10 of the License Agreement and if such infringement would have a Material Adverse Effect, then if requested in writing by the Buyer, Seller shall promptly, and in any event within five (5) Business Days after receipt of such request, exercise such right, as reasonably instructed by the Buyer and, if requested by the Buyer, the Seller shall employ such counsel reasonably acceptable to the Seller as the Buyer shall recommend for such purpose.

(b) The Seller shall agree to assign to the Buyer its Pro-Rata Share of recoveries recovered in respect of any enforcement action under Section 8.10 of the License Agreement and allocated to the Seller thereunder (after deduction of any costs and expenses (including attorneys’ fees and expenses) incurred by the Seller in connection with any such action). All costs and expenses (including attorneys’ fees and expenses) incurred by the Seller in connection with any enforcement action pursuant to the License Agreement (other than any costs and expenses of the Seller that are satisfied out of the amounts recovered in such enforcement) shall be borne by the Buyer and the Seller in accordance with each party’s respective Pro-Rata Share. Each of the Buyer and the Seller shall (i) fund any retainers or advances required by the counsel employed by the Seller for any such enforcement (such amounts to be credited or deducted from the actual amounts owed by the either party under the immediately preceding sentence) in accordance with such party’s Pro-Rata Share and (ii) reimburse the other party for such party’s costs or expenses that are not satisfied out of the Proceeds of such enforcement and are in excess of such party’s Pro-Rata Share. Nothing contained herein shall limit the Buyer from retaining, at its expense, separate outside counsel who shall be permitted, where reasonably practical, to consult with the lead counsel selected by the Seller for such enforcement. Prior to taking any actions pursuant to Sections 8.9 or Section 8.10 of the License Agreement, including assuming the defense of any Third Party claims or consenting to the settlement of such claims, the Seller shall consult with the Buyer with respect to any such action, defense, settlement or consent.

Section 5.12 Efforts to Consummate Transactions. Subject to the terms and conditions of this Agreement, each of the Seller and the Buyer shall use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary under applicable law to consummate the transactions contemplated by this Agreement. Each of the Buyer and the Seller agrees to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be reasonably necessary in order to consummate the transactions contemplated by this Agreement.

Section 5.13 [ * ].

Section 5.14 Further Assurances. After the Closing, the Seller and the Buyer agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be reasonably necessary in order to give effect to the transactions contemplated by this Agreement. The Seller shall, upon the written request of the Buyer, record and file, at the Buyer’s expense, financing statements (and continuation statements

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

with respect to such financing statements when applicable) with respect to the Purchased Royalty meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary or appropriate to perfect the sale, transfer, assignment and conveyance of the Purchased Royalty to the Buyer.

ARTICLE 6

INDEMNIFICATION

Section 6.1 General Indemnity. Subject to Section 6.3, from and after the Closing:

(a) the Seller hereby agrees to indemnify, defend and hold harmless the Buyer and its Affiliates and its and their directors, managers, trustees, officers, agents and employees (the “Buyer Indemnified Parties”) from, against and in respect of all Losses suffered or incurred by the Buyer Indemnified Parties to the extent arising out of or resulting from (i) any breach of any of the representations or warranties (in each case, when made) of the Seller in this Agreement and (ii) any breach of any of the covenants or agreements of the Seller in this Agreement; and

(b) the Buyer hereby agrees to indemnify, defend and hold harmless the Seller and its Affiliates and its and their directors, officers, agents and employees (the “Seller Indemnified Parties”) from, against and in respect of all Losses suffered or incurred by the Seller Indemnified Parties to the extent arising out of or resulting from (i) any breach of any of the representations or warranties (in each case, when made) of the Buyer in this Agreement or (ii) any breach of any of the covenants or agreements of the Buyer in this Agreement.

Section 6.2 Notice of Claims. If either a Buyer Indemnified Party, on the one hand, or a Seller Indemnified Party, on the other hand (such Buyer Indemnified Party on the one hand and such Seller Indemnified Party on the other hand being hereinafter referred to as an “Indemnified Party”), has suffered or incurred any Losses for which indemnification may be sought under this Article 6, the Indemnified Party shall so notify the other party from whom indemnification is sought under this Article 6 (the “Indemnifying Party”) promptly in writing describing such Loss, the amount or estimated amount thereof, if known or reasonably capable of estimation, and the method of computation of such Loss, all with reasonable particularity and containing a reference to the provisions of this Agreement in respect of which such Loss shall have occurred. If any claim, action, suit or proceeding is asserted or instituted by or against Licensee or a Third Party with respect to which an Indemnified Party intends to claim any Loss under this Article 6, such Indemnified Party shall promptly notify the Indemnifying Party of such claim, action, suit or proceeding and tender to the Indemnifying Party the defense of such claim, action, suit or proceeding. A failure by an Indemnified Party to give notice and to tender the defense of such claim, action, suit or proceeding in a timely manner pursuant to this Section 6.2 shall not limit the obligation of the Indemnifying Party under this Article 6, except to the extent such Indemnifying Party is actually prejudiced thereby.

Section 6.3 Limitations on Liability. No party hereto shall be liable for any consequential, punitive, special or incidental damages (and no claim for indemnification hereunder shall be asserted) as a result of any breach or violation of any covenant or agreement of such party (including under this Article 6) in or pursuant to this Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 6.4 Third Party Claims. Upon providing notice to an Indemnifying Party by an Indemnified Party pursuant to Section 6.2 of the commencement of any action, suit or proceeding against such Indemnified Party by Licensee or a Third Party with respect to which such Indemnified Party intends to claim any Loss under this Article 6, such Indemnifying Party shall have the right to defend such claim, at such Indemnifying Party’s expense and with counsel of its choice reasonably satisfactory to the Indemnified Party. If the Indemnifying Party assumes the defense of such claim, the Indemnified Party shall, at the request of the Indemnifying Party, use commercially reasonable efforts to cooperate in such defense; provided, that the Indemnifying Party shall bear the Indemnified Party’s reasonable out-of-pocket costs and expenses incurred in connection with such cooperation. So long as the Indemnifying Party is conducting the defense of such claim as provided in this Section 6.4, the Indemnified Party may retain separate co-counsel at its expense and may participate in the defense of such claim, and neither the Indemnified Party nor the Indemnifying Party shall consent to the entry of any Judgment or enter into any settlement with respect to such claim without the prior written consent of the other unless such Judgment or settlement (a) provides for the payment by the Indemnifying Party of money as sole relief (if any) for the claimant (other than customary and reasonable confidentiality obligations relating to such claim, Judgment or settlement), (b) results in the full and general release of the Indemnified Party from all liabilities arising out of, relating to or in connection with such claim and (c) does not involve a finding or admission of any violation of any law, rule, regulation or Judgment, or the rights of any Person, and has no effect on any other claims that may be made against the Indemnified Party. In the event the Indemnifying Party does not or ceases to conduct the defense of such claim as so provided, (i) the Indemnified Party may defend against, and consent to the entry of any Judgment or enter into any settlement with respect to, such claim in any manner it may reasonably deem to be appropriate, (ii) subject to the limitations set forth in Section 6.3, the Indemnifying Party shall reimburse the Indemnified Party promptly and periodically for the reasonable out-of-pocket costs of defending against such claim, including reasonable attorneys’ fees and expenses against reasonably detailed invoices, and (iii) the Indemnifying Party shall remain responsible for any Losses the Indemnified Party may suffer as a result of such claim to the full extent provided in this Article 6.

Section 6.5 Exclusive Remedy. Except as set forth in Section 9.13, from and after Closing, the rights of the parties hereto pursuant to (and subject to the conditions of) this Article 6 shall be the sole and exclusive remedy of the parties hereto and their respective Affiliates with respect to any claims (whether based in contract, tort or otherwise) resulting from or relating to any breach of the representations, warranties covenants and agreements made under this Agreement or any certificate, document or instrument delivered hereunder, and each party hereto hereby waives, to the fullest extent permitted under applicable law, and agrees not to assert after Closing, any other claim or action in respect of any such breach. Notwithstanding the foregoing, claims for common law fraud shall not be waived or limited in any way by this Article 6.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE 7

TERMINATION

Section 7.1 Grounds for Termination. This Agreement may be terminated at any time prior to the Closing:

(a) by mutual written agreement of the Buyer and the Seller; or

(b) by the Buyer upon notice in writing to the Seller at any time after March 31, 2017, if by such date the Closing shall not have been consummated for any reason other than a material breach by the Buyer of any of its representations, warranties, covenants, agreements or obligations under this Agreement.

Section 7.2 Automatic Termination. Unless earlier terminated as provided in Section 7.1, this Agreement shall continue in full force and effect until 60 days after such time as Licensee (or any other applicable Third Party) is no longer obligated to make any payments of the Royalty, at which point this Agreement shall automatically terminate, except with respect to any rights that shall have accrued prior to such termination.

Section 7.3 Survival. Notwithstanding anything to the contrary in this Article 7, the following provisions shall survive termination of this Agreement: Section 1.4 (True Sale), Section 5.1 (Disclosures), Article 6 (Indemnification), Article 8 (Confidentiality) and Article 9 (Miscellaneous). Termination of the Agreement shall not relieve any party of liability in respect of breaches under this Agreement by any party on or prior to termination.

ARTICLE 8

CONFIDENTIALITY

Section 8.1 Confidentiality. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the parties, the parties hereto agree that, for the term of the License Agreement and for [ * ] thereafter, each party (the “Receiving Party”) shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as provided for in this Agreement (which includes the exercise of any rights or the performance of any obligations hereunder) any information furnished to it by or on behalf of the other party (the “Disclosing Party”) pursuant to this Agreement (including any and all information provided by Amgen pursuant to the Amgen Agreement) or the Non-Disclosure Agreement effective December 19, 2014, as amended, between RP Management, LLC, on behalf of the Buyer, and the Seller under which the terms of the transaction and this Agreement were negotiated (the “Confidentiality Agreement”) (such information, “Confidential Information” of the Disclosing Party) except for that portion of such information that:

(a) was already known to the Receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the Disclosing Party;

(b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party;

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the Receiving Party or its Representatives in breach of this Agreement;

(d) is independently developed by the Receiving Party or any of its Affiliates without the use of the Confidential Information;

(e) was disclosed to the Receiving Party other than under an obligation of confidentiality, by a Third Party who had no obligation to the Disclosing Party not to disclose such information to others; or

(f) is subsequently disclosed to the Receiving Party on a non-confidential basis by a Third Party without obligations of confidentiality with respect thereto.

Section 8.2 Authorized Disclosure. Either party may disclose Confidential Information to the extent such disclosure is reasonably necessary in the following situations:

(a) prosecuting or defending litigation;

(b) complying with applicable laws and regulations, including regulations promulgated by a global stock market or securities exchanges;

(c) complying with a valid order of a court of competent jurisdiction or other Governmental Entity;

(d) for regulatory, tax or customs purposes;

(e) for audit purposes, provided that each recipient of Confidential Information must be bound by customary obligations of confidentiality and non-use prior to any such disclosure;

(f) disclosure to its Affiliates and Representatives on a need to know basis, provided that each recipient of Confidential Information must be bound by customary obligations of confidentiality and non-use prior to any such disclosure;

(g) upon the prior written consent of the Disclosing Party; or

(h) disclosure to potential licensees, investors and other sources of funding, including debt financing or co-investors, and their respective accountants, financial advisors and other professional representatives, provided, that such disclosure shall be made only to the extent customarily required to consummate such investment or financing transaction and that each recipient of Confidential Information must be bound by customary obligations of confidentiality and non-use prior to any such disclosure;

provided that in the event the Receiving Party is required to make a disclosure of the Disclosing Party’s Confidential Information pursuant to Section 8.2(a), (b), (c) or (d)), it will, except where impracticable, give reasonable advance written notice to the Disclosing Party of such disclosure and use [ * ] to secure confidential treatment of such information. For clarity, any use or

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

disclosure of Confidential Information disclosed under the Confidentiality Agreement that is authorized under this Article 8 shall not be restricted by, or be deemed a violation of, the Confidentiality Agreement. In any event, the Buyer shall not file or assist any Third Party in filing any patent application based upon or using the Confidential Information of Seller provided hereunder.

Notwithstanding anything set forth in this Agreement, including Section 8.2, patent and patent-related material and documentation may be only disclosed to or accessed by Buyer’s counsel, without further disclosure to Buyer or its Representatives.

ARTICLE 9

MISCELLANEOUS

Section 9.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any particular Person, any other Person directly or indirectly controlling, controlled by or under common control with such particular Person.

“Agreement” is defined in the preamble.

“[ * ]” is defined in Section 5.13.

“[ * ]” is defined in Section 5.13.

“Amendment No. 2” is defined in the definition of License Agreement.

“Amendment No. 5” is defined in the definition of License Agreement.

“Amendment No. 6” is defined in the definition of License Agreement.

“Annual Update Meeting” is defined in Section 5.4(b).

“Bankruptcy Laws” means, collectively, bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws affecting the enforcement of creditors’ rights generally.

“Bill of Sale” is defined in Section 2.4.

“Business Day” means any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions located in New York are permitted or required by applicable law or regulation to remain closed.

“Buyer” is defined in the preamble.

“Buyer Representatives” shall mean the up to three (3) individuals Buyer designates to attend the Annual Update Meetings and the Quarterly Update Meetings.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Buyer Indemnified Parties” is defined in Section 6.1(a).

“[ * ]” has the meaning assigned such term in Section 1.7 of the License Agreement.

“CK-452” has the meaning assigned such term in Section 1.9 of the License Agreement, currently known as omecamtiv mecarbil that is the subject of development under the License Agreement.

“CK Intellectual Property” has the meaning assigned such term in Section 1.10 of the License Agreement, as supplemented by the meaning assigned such term in Amendment No. 2.

“CK Product Opportunity” has the meaning assigned such term in Section 4.6.1.3 of the License Agreement.

“Closing” means the closing of the sale, transfer, assignment and conveyance of the Purchased Royalty hereunder.

“Closing Date” means the date on which the Closing occurs.

“Co-Invest Option” has the meaning assigned such term in Section 1.6 of the License Agreement.

“Commercialization” means [ * ], and shall include [ * ]. When used as a verb, “Commercialize” shall mean to engage in Commercialization.

“Compound” means a Compound within the meaning of Section 1.21 of the License Agreement that, [ * ] (a) [ * ]; or (b) [ * ].

“Delivered by the Seller” shall mean such documentation as is attached to the certificate(s) delivered at the Closing pursuant to Section 2.3(a) and is certified true, correct and complete by the Secretary or Assistant Secretary of the Seller pursuant to such certificates.

“Development” shall mean [ * ].

“Disclosure Schedule” means the Disclosure Schedule, dated as of the date hereof, delivered to the Buyer or Buyer’s counsel by the Seller concurrently with the execution of this Agreement.

“Existing In-Development Patents” is defined in Section 3.1(j)(i)

“Existing Sublicense” is defined in Section 3.1(h)(ix).

“Governmental Entity” means any: (i) nation, principality, republic, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign or other government; (iii) governmental or quasi-governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or other entity and any court, arbitrator or other tribunal); (iv) multi-national organization or body; or (v) individual, body or other entity exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Indemnified Party” is defined in Section 6.2.

“Indemnifying Party” is defined in Section 6.2.

“Initiation” has the meaning set forth in Section 1.40 of the License Agreement.

“Intellectual Property” shall mean the collectively the CK Intellectual Property and Joint Patent Rights with respect to Compounds.

“Joint Patent Rights” has the meaning assigned such term in Section 1.43 of the License Agreement, including any Research Patent Rights deemed included in Joint Patent Rights pursuant to Amendment No. 5 with respect to Compounds.

“Judgment” means any judgment, order, writ, injunction, citation, award or decree of any nature.

“Knowledge of the Seller” means actual knowledge after due inquiry.

“Lender” is defined in the definition of Loan Agreement.

“Letter Agreement” is defined in the definition of License Agreement.

“License Agreement” means that certain Collaboration and Option Agreement by and between Licensee and the Seller dated December 29, 2006, as amended by that certain Amendment No. 1 to Collaboration and Option Agreement dated June 23, 2008, as amended by that certain Amendment Number 2 to Collaboration and Option Agreement dated September 30, 2008 (“Amendment No. 2”), as amended by that certain Amendment Number 3 to Collaboration and Option Agreement dated October 31, 2008, as amended by that certain Amendment No. 4 to Collaboration and Option Agreement dated February 20, 2009, as amended by that certain Amendment No. 5 to Collaboration and Option Agreement dated November 1, 2010 (“Amendment No. 5”), as amended by that certain Amendment No. 6 to Collaboration and Option Agreement dated June 11, 2013 (“Amendment No. 6”), as amended by that certain Amendment No. 7 to Collaboration and Option Agreement dated March 19, 2015, as amended by that certain Letter of Agreement dated August 29, 2016, by and among Licensee, the Seller, Les Laboratoires Servier and Institut de Recherches Internationales Servier (“Letter Agreement”), as amended by that certain Amendment No. 8 to Collaboration and Option Agreement dated November 30, 2016, as amended by the letter dated January 27, 2012 modifying the Compound Criteria, and as amended by the Licensee Consent.

“Licensed Patents” means the Patent Rights (including any provisionals, divisionals, continuations, continuations-in-part, inventor’s certificates, reissues, reexaminations, extensions or other governmental actions which extend any of the subject matter of a Patent Right, and any substitutions, confirmations, registrations or additions of or to any of the foregoing) licensed, in whole or in part, to Licensee under the License Agreement with respect to Compounds.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Licensee” means Amgen Inc., a Delaware corporation.

“Licensee Consent” is defined in Section 2.7.

“Licensee Patents” has the meaning assigned to the term “Amgen Patent Rights” in Section 1.5 of the License Agreement, as supplemented by the term “Amgen Intellectual Property” in Amendment No. 2.

“Licensee Option” has the meaning assigned to the term “Amgen Option” in Section 1.4 of the License Agreement.

“Licensee Security Agreement” means the Security Agreement dated December 29, 2006.

“Lien” means any mortgage, lien, pledge, charge, adverse claim, security interest, encumbrance or restriction of any kind, including any restriction on use, transfer or exercise of any other attribute of ownership of any kind.

“Loan Agreement” means that certain Loan and Security Agreement, dated as of October 19, 2015, by and among Oxford Finance, LLC, as collateral agent and as lender thereunder, Silicon Valley Bank, as lender thereunder, the other lenders party thereto from time to time (collectively and individually, “Lender”) and the Seller.

“Loss” means any and all Judgments, damages, losses, claims, costs, liabilities and expenses, including reasonable fees and out-of-pocket expenses of counsel; provided, however, that “Loss” shall not include any consequential, punitive, special or incidental damages.

“Marketing Approval” means the approval of a new drug application (as such term is used under the Federal Food, Drug, and Cosmetic Act) or other applicable pharmaceutical approval submission to the U.S. Food and Drug Administration, or any successor agency thereto, for marketing approval such agency necessary for the Commercialization of a pharmaceutical product in the United States.

“Material Adverse Effect” means (A) any event, occurrence, fact, condition or change that, individually or in the aggregate, adversely affects in any material respect any one or more of the following: (i) the Purchased Royalty (including the timing, amount, or duration thereof) or any payment due to Buyer hereunder set forth in this Agreement; (ii) CK-452 or any Compound then being developed or Commercialized; (iii) the ability of the Seller to perform its obligations under this Agreement; (iv) the validity or enforceability of this Agreement or the rights and remedies of the Buyer hereunder; (v) the legal and contractual obligations of the Seller under, or the legal obligations of the Licensee to pay the Purchased Royalty to the Buyer pursuant to, the terms of this Agreement; or (vi) the ability of the Seller to perform any of its obligations under the License Agreement with respect to CK-452 or any Compounds; or (B) [ * ].

“Modification” is defined in Section 5.6.

“Net Sales” shall have the meaning assigned such term in Section 1.48 of the License Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Patent Right” has the meaning assigned such term in Section 1.50 of the License Agreement.

“Permitted Liens” means any (i) mechanic’s, materialmen’s, and similar liens for amounts not yet due and payable or (ii) statutory liens for taxes not yet due and payable or for taxes that the taxpayer is contesting in good faith.

“Person” means any individual, firm, corporation, company, partnership, limited liability company, trust, joint venture, association, estate, trust, Governmental Entity or other entity, enterprise, association or organization.

“Phase III Trial” shall have the meaning assigned such term in Section 1.51.4 of the License Agreement.

“Press Release” means a joint press release describing this Agreement and the transactions contemplated by this Agreement that is mutually agreed by Buyer and Seller.

“Pro-Rata Share” means [ * ].

“Proceeds” means any amounts actually recovered by the Seller as a result of any settlement or resolution of any actions, suits, proceedings, claims or disputes related to the License Agreement with respect to the Compounds.

“Program” means the program to research, develop, manufacture, and Commercialize the Compounds for the treatment of heart failure.

“Purchase Price” is defined in Section 1.2.

“Purchased Royalty” means the right to receive the percentage of the Net Sales of all Compounds, including CK-452 (omecamtiv mecarbil), during the Royalty Term in each country in the Territory through and including December 31, 2035 at the applicable royalty rate set forth in the table below:

If Marketing Approval for CK-452 (omecamtiv mecarbil) is received	Royalty Rate (1)(2)
Prior to [ * ]	4.5%
After [ * ]	[ * ]%
After [ * ]	[ * ]%
After [ * ]	[ * ]%
After [ * ]	[ * ]%
After [ * ]	5.5%
(1)	If one or more marketing approvals are received outside the U.S. for the first Compound prior to receipt of Marketing Approval for the first Compound, then the Royalty Rate applicable prior to receipt of the Marketing Approval shall be the Royalty Rate in the table escalating [ * ] until Marketing Approval is obtained.

(2)	[ * ].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

together with a portion of any payments to the Seller under the License Agreement made in lieu of Royalties under the License Agreement, which portion is determined on the basis of the financial equivalent of the applicable Royalty Rate multiplied by the Net Sales with respect to which such “in lieu of” payments were made, and any overdue interest on such Royalties payable to Seller by Licensee pursuant to Section 13.16 of the License Agreement. To the extent that payments are made to the Seller under the License Agreement in lieu of Royalties, the parties shall discuss in good faith the meaning of “financial equivalent” herein.

“Quarterly Update Meeting” is defined in Section 5.4(b).

“Representative” means, with respect to any Person, (i) any direct or indirect stockholder, member or partner of such Person and (ii) any manager, director, officer, employee, agent, advisor or other representative (including attorneys, accountants, consultants, bankers, financial advisors and actual and potential lenders and investors) of such Person.

“Research Patent Rights” shall have the meaning assigned such term in Amendment No. 5 with respect to Compounds.

“Royalty” means all payments payable by Licensee to the Seller pursuant to Section 13.4 of the License Agreement (including payments pursuant to Section 2(c)(ii) of Amendment No. 6) with respect to all Compounds in the Territory from and after the Closing Date and any payments to the Seller under the License Agreement in lieu of such payments with respect to all Compounds, and any overdue interest on such royalty amounts payable to the Seller pursuant to Section 13.16 of the License Agreement. The Purchased Royalty is a portion of the Royalty.

“Royalty Reduction” is defined in Section 3.1(h)(xi).

“Royalty Reports” means the quarterly reports deliverable by Licensee pursuant to Section 13.4.6 of the License Agreement.

“Royalty Term” shall have the meaning assigned such term in Section 1.60 of the License Agreement.

“Seller” is defined in the preamble.

“Seller Indemnified Parties” is defined in Section 6.1(b).

“Seller Representative” means one member from the Seller’s representatives then serving on one of the Joint Steering Committee, Joint Commercialization Committee or Joint Development Committee (as each such term is defined in the License Agreement) designated by the Buyer to attend the Annual Update Meetings and the Quarterly Update Meetings.

“Subject Transaction” has the meaning assigned such term in Section 2.9 of the License Agreement.

“Sublicensee” is defined in Section 3.1(h)(ix).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Term Loan Facility” means that certain term loan facility for up to $40,000,000 principal amount pursuant to the Loan Agreement.

“Territory” means the entire world.

“Third Party” has the meaning assigned such term in Section 1.64 of the License Agreement.

“Transfer” means any sale, transfer, hypothecation, assignment, any manner of conveyance or the granting of a Lien (other than a Permitted Lien).

“UCC” means Article 9 of the Uniform Commercial Code of the State of Delaware, as in effect from time to time.

Section 9.2 Certain Interpretations. Except where expressly stated otherwise in this Agreement, the following rules of interpretation apply to this Agreement:

(a) “either” and “or” are not exclusive and “include,” “includes” and “including” are not limiting and shall be deemed to be followed by the words “without limitation;”

(b) “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if;”

(c) “hereof,” “hereto,” “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement;

(d) references to a Person are also to its permitted successors and assigns;

(e) definitions are applicable to the singular as well as the plural forms of such terms;

(f) unless otherwise indicated, references to an “Article”, “Section” or “Exhibit” refer to an Article or Section of, or an Exhibit to, this Agreement, and references to a “Schedule” refer to the corresponding part of the Disclosure Schedule;

(g) references to “$” or otherwise to dollar amounts refer to the lawful currency of the United States;

(h) references to an agreement or other document include references to any annexes, exhibits and schedules attached thereto excluding any amendments, restatements, reformations, supplements or other modifications after the date hereof;

(i) references to a law include any amendment or modification to such law and any rules and regulations issued thereunder, whether such amendment or modification is made, or issuance of such rules and regulations occurs, before or after the date of this Agreement; and

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(j) references to Sections and Articles in the License Agreement that include the term “Compound” or “Compounds” shall be deemed to mean Compound (or Compounds) as defined in this Agreement.

Section 9.3 Headings. The table of contents and the descriptive headings of the several Articles and Sections of this Agreement and the Exhibits and Schedules are for convenience only, do not constitute a part of this Agreement and shall not control or affect, in any way, the meaning or interpretation of this Agreement.

Section 9.4 Notices. All notices and other communications under this Agreement shall be in writing and shall be by email with PDF attachment, facsimile, courier service or personal delivery to the following addresses, or to such other addresses as shall be designated from time to time by a party hereto in accordance with this Section 9.4:

If to the Seller, to it at:

Cytokinetics, Incorporated

280 East Grand Avenue

South San Francisco, CA 94080

Attn: General Counsel

Telephone: (650) 624-2925

Facsimile: (650) 624-3010

Email: cmcdowell@cytokinetics.com

with another copy to:

Cooley LLP

3175 Hanover St.

Palo Alto, CA 94304

Attention: Glen Sato

Telephone: (650) 843-5502

Facsimile: (650) 849-7400

Email: gsato@cooley.com

If to the Buyer, to it at:

RPI Finance Trust

c/o RP Management, LLC

110 East 59th St, 33rd Floor

New York, NY 10022

Attention: George Lloyd

Telephone: (212) 883-2280

E-mail: glloyd@royaltypharma.com

Facsimile: (212) 883-2260

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

with a copy to:

Goodwin Procter LLP

100 Northern Avenue

Boston, Massachusetts 02210

Attention: Arthur McGivern

Telephone: 617-570-1971

Facsimile: (617) 523-1231

Email: AMcGivern@goodwinlaw.com

All notices and communications under this Agreement shall be deemed to have been duly given (i) when delivered by hand, if personally delivered, (ii) when received by a recipient, if sent by email, (iii) when sent, if sent by facsimile, with an acknowledgement of sending being produced by the sending facsimile machine or (iv) one Business Day following sending within the United States by overnight delivery via commercial one-day overnight courier service.

Section 9.5 Expenses. Except as otherwise provided herein, all fees, costs and expenses (including any legal, accounting and banking fees) incurred in connection with the preparation, negotiation, execution and delivery of this Agreement and to consummate the transactions contemplated hereby shall be paid by the party hereto incurring such fees, costs and expenses.

Section 9.6 Assignment. The Seller shall not sell, assign or otherwise transfer all or any portion of its interest in the Licensed Patents, the License Agreement or this Agreement to any Third Party or the Licensee by operation of law, merger, change of control, or otherwise, unless in connection therewith (a) such Person acquires all of the Sellers’ interest in all of the Licensed Patents, the License Agreement and this Agreement and (b) prior to closing any such transaction, the Seller causes such Person to deliver a writing to the Buyer in which (i) if such Person is not the Licensee, such Person assumes all of the obligations of the Seller to the Buyer under this Agreement, and (ii) if such Person is the Licensee, the Licensee assumes all of the obligations of the Seller to the Buyer hereunder and agrees to pay the Purchased Royalty directly to the Buyer notwithstanding any subsequent termination of the License Agreement by the Licensee. The preceding sentence shall not prohibit, restrict or limit Seller from entering into an additional Royalty monetization transaction; provided that such additional Royalty monetization does not conflict with the other terms and conditions of this Agreement or the License Agreement. Subject to the first sentence of this Section 9.6, this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective permitted successors and assigns. The Buyer may assign this Agreement, provided that the Buyer promptly thereafter notifies the Seller and any such assignee promptly thereafter agrees in writing to be bound by this Agreement and the applicable terms of the License Agreement (including the consent to enter into this Agreement), and in any event such assignment shall be of the Agreement in its entirety. Any purported assignment in violation of this Section 9.6 shall be null and void.

Section 9.7 Amendment and Waiver.

(a) This Agreement may be amended, modified or supplemented only in a writing signed by each of the parties hereto. Any provision of this Agreement may be waived only in a writing signed by the party hereto granting such waiver.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b) No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No course of dealing between the parties hereto shall be effective to amend, modify, supplement or waive any provision of this Agreement.

Section 9.8 Entire Agreement. This Agreement, the Exhibits annexed hereto and the Disclosure Schedule constitute the entire understanding between the parties hereto with respect to the subject matter hereof and supersede all other understandings and negotiations with respect thereto. As of the date hereof, the Confidentiality Agreement is hereby terminated without further force and effect, superseded by Article 8 of this Agreement and all confidential information disclosed pursuant to such agreement shall be deemed Confidential Information of the applicable party hereunder, and all obligations between the parties relating to confidentiality shall be governed by Article 8 of this Agreement.

Section 9.9 No Third Party Beneficiaries. This Agreement is for the sole benefit of the Seller and the Buyer and their permitted successors and assigns and nothing herein expressed or implied shall give or be construed to give to any Person, other than the parties hereto and such successors and assigns, any legal or equitable rights hereunder.

Section 9.10 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

Section 9.11 JURISDICTION; VENUE.

(a) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS RESPECTIVE PROPERTY AND ASSETS, TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK COUNTY, NEW YORK, AND ANY APPELLATE COURT THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, AND THE BUYER AND THE SELLER HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. THE BUYER AND THE SELLER HEREBY AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LAW. EACH OF THE BUYER AND THE SELLER HEREBY SUBMITS TO THE EXCLUSIVE PERSONAL JURISDICTION AND VENUE OF SUCH NEW YORK STATE AND FEDERAL COURTS. THE BUYER AND THE SELLER AGREE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THAT PROCESS MAY BE SERVED ON THE BUYER OR THE SELLER IN THE SAME MANNER THAT NOTICES MAY BE GIVEN PURSUANT TO SECTION 9.4 HEREOF.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY NEW YORK STATE OR FEDERAL COURT. EACH OF THE BUYER AND THE SELLER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

Section 9.12 Severability. If any term or provision of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any situation in any jurisdiction, then, to the extent that the economic and legal substance of the transactions contemplated hereby is not affected in a manner that is materially adverse to either party hereto, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect and the enforceability and validity of the offending term or provision shall not be affected in any other situation or jurisdiction.

Section 9.13 Specific Performance. Each of the parties acknowledges and agrees that the other party may be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached or violated. Accordingly, each of the parties agrees that, without posting bond or other undertaking, the other party will be entitled to seek an injunction or injunctions to prevent breaches or violations of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action, suit or other proceeding instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter in addition to any other remedy to which it may be entitled, at law or in equity.

Section 9.14 Trustee Capacity of Wilmington Trust Company. Notwithstanding anything contained herein to the contrary, it is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely in its trustee capacity, in the exercise of the powers and authority conferred and vested in it under the trust deed of the Buyer, (ii) each of the representations, undertakings and agreements herein made on the part of the Buyer is made and intended not as a personal representation, undertaking and agreement by Wilmington Trust Company but is made and intended for the purpose of binding only the Buyer and (iii) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Buyer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Buyer under this Agreement or any related documents.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 9.15 Relationship of Parties. The relationship between the Buyer and the Seller is solely that of purchaser and seller, and neither the Buyer nor the Seller has any fiduciary or other special relationship with the other party or any of its Affiliates. This Agreement is not a partnership or similar agreement, and nothing contained herein shall be deemed to constitute the Buyer and the Seller as a partnership, an association, a joint venture or any other kind of entity or legal form for any purposes, including any Tax purposes. The Buyer and the Seller agree that they shall not take any inconsistent position with respect to such treatment in a filing with any Governmental Entity.

Section 9.16 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy, facsimile or other similar means of electronic transmission, including “PDF,” shall be considered original executed counterparts, provided receipt of such counterparts is confirmed.

[Signature Page Follows]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the parties hereto have caused this Royalty Purchase Agreement to be executed and delivered by their respective representatives thereunto duly authorized as of the date first above written.

CYTOKINETICS, INCORPORATED

By:	/s/ Robert I. Blum
Name: Robert I. Blum
Title: President & CEO

RPI FINANCE TRUST

By:	Wilmington Trust Company, not in its individual capacity but solely in its capacity as owner trustee

By:	/s/ Beverly D. Capers
Name: Beverly D. Capers
Title: Assistant Vice President

[SIGNATURE PAGE TO THE ROYALTY PURCHASE AGREEMENT]

Exhibit A: Stock Purchase Agreement

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit B

FORM OF BILL OF SALE

This BILL OF SALE is dated as of February 1, 2017 (the “Closing Date”) by Cytokinetics Incorporated, a Delaware corporation (the “Seller”), in favor of RPI Finance Trust, a Delaware statutory trust (the “Buyer”).

RECITALS

WHEREAS, the Seller and the Buyer are parties to that certain Royalty Purchase Agreement, dated as of the Closing Date (the “Agreement”), pursuant to which, among other things, the Seller agrees to sell, assign, transfer, convey and grant to the Buyer, and the Buyer agrees to purchase, acquire and accept from the Seller, all of the Seller’s right, title and interest in, to and under the Purchased Royalty, for the consideration described in the Agreement; and

WHEREAS, the parties hereto now desire to carry out the purposes of the Agreement by the execution and delivery of this instrument evidencing the Buyer’s purchase, acquisition and acceptance of the Purchased Royalty;

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth in the Agreement and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.	The Seller, by this Bill of Sale, does hereby sell, assign, transfer, convey and grant to the Buyer, and the Buyer does hereby purchase, acquire and accept, the Purchased Royalty.

2.	The parties hereto acknowledge that the Buyer is not assuming any of the liabilities or obligations of Seller.

3.	This Bill of Sale (i) is made pursuant to, and is subject to the terms of, the Agreement, nothing herein shall be deemed to modify, expand or limit in any way the terms of the Agreement including any of the representations, warranties, covenants and obligations of the parties thereunder and (ii) shall be binding upon and inure to the benefit of the Seller, the Buyer and their respective successors and permitted assigns, for the uses and purposes set forth and referred to above, effective immediately upon its delivery to the Buyer.

4.	In the event of any conflict or inconsistency between the terms, provisions and conditions of this Bill of Sale and the Agreement, the terms, provisions and conditions of the Agreement shall control.

5.	THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.	This Bill of Sale may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

7.	Notwithstanding anything contained herein to the contrary, it is expressly understood and agreed by the parties hereto that (i) this Bill of Sale is executed and delivered by Wilmington Trust Company, not individually or personally but solely in its trustee capacity, in the exercise of the powers and authority conferred and vested in it under the trust deed of the Buyer, (ii) each of the representations, undertakings and agreements herein made on the part of the Buyer is made and intended not as a personal representation, undertaking and agreement by Wilmington Trust Company but is made and intended for the purpose of binding only the Buyer and (iii) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Buyer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Buyer under this Agreement or any related documents.

8.	The following terms as used herein shall have the following respective meanings:

(a.)	“Agreement” is defined in the recitals.

(b.)	“Bill of Sale” is defined in the preamble.

(c.)	“Buyer” is defined in the preamble.

(d.)	“CK-452” has the meaning assigned such term in Section 1.9 of the License Agreement, currently known as omecamtiv mecarbil that is the subject of development under the License Agreement.

(e.)	“Closing” means the closing of the sale, transfer, assignment and conveyance of the Purchased Royalty hereunder.

(f.)	“Closing Date” is defined in the preamble.

(g.)	“Compound” means a Compound within the meaning of Section 1.21 of the License Agreement that, [ * ]: (a) [ * ]; or (b) [ * ].

(h.)

“License Agreement” means that certain Collaboration and Option Agreement by and between Licensee and the Seller dated December 29, 2006, as amended by that certain Amendment No. 1 to Collaboration and Option Agreement dated June 23, 2008, as amended by that certain Amendment Number 2 to Collaboration and Option Agreement dated September 30, 2008, as amended by that certain Amendment Number 3 to

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Collaboration and Option Agreement dated October 31, 2008, as amended by that certain Amendment No. 4 to Collaboration and Option Agreement dated February 20, 2009, as amended by that certain Amendment No. 5 to Collaboration and Option Agreement dated November 1, 2010, as amended by that certain Amendment No. 6 to Collaboration and Option Agreement dated June 11, 2013, as amended by that certain Amendment No. 7 to Collaboration and Option Agreement dated March 19, 2015, as amended by that certain Letter of Agreement dated August 29, 2016, by and among Licensee, the Seller, Les Laboratoires Servier and Institut de Recherches Internationales Servier, as amended by that certain Amendment No. 8 to Collaboration and Option Agreement dated November 30, 2016, as amended by the letter dated January 27, 2012 modifying the Compound Criteria, and as amended by the Licensee Consent.

(i.)	“Licensee” means Amgen Inc., a Delaware corporation.

(j.)	“Licensee Consent” means the duly executed agreement from Licensee in the form Delivered by the Seller to the Buyer at the Closing.

(k.)	“Marketing Approval” means the approval of a new drug application (as such term is used under the Federal Food, Drug, and Cosmetic Act) or other applicable pharmaceutical approval submission to the U.S. Food and Drug Administration, or any successor agency thereto, for marketing approval such agency necessary for the Commercialization of a pharmaceutical product in the United States.

(l.)	“Net Sales” shall have the meaning assigned such term in Section 1.48 of the License Agreement.

(m.)	“Purchased Royalty” means the right to receive the percentage of the Net Sales of all Compounds, including CK-452 (omecamtiv mecarbil), during the Royalty Term in each country in the Territory through and including December 31, 2035 at the applicable royalty rate set forth in the table below:

If Marketing Approval for CK-452 (omecamtiv mecarbil) is received	Royalty Rate (1)(2)
Prior to [ * ]	4.5%
After [ * ]	[ * ]%
After [ * ]	[ * ]%
After [ * ]	[ * ]%
After [ * ]	[ * ]%
After [ * ]	5.5%

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(1) If one or more marketing approvals are received outside the U.S. for the first Compound prior to receipt of Marketing Approval for the first Compound, then the Royalty Rate applicable prior to receipt of the Marketing Approval shall be the Royalty Rate in the table escalating [ * ] until Marketing Approval is obtained.

(2) [ * ].

together with a portion of any payments to the Seller under the License Agreement made in lieu of Royalties under the License Agreement, which portion is determined on the basis of the financial equivalent of the applicable Royalty Rate multiplied by the Net Sales with respect to which such “in lieu of” payments were made, and any overdue interest on such Royalties payable to Seller by Licensee pursuant to Section 13.16 of the License Agreement. To the extent that payments are made to the Seller under the License Agreement in lieu of Royalties, the parties shall discuss in good faith the meaning of “financial equivalent” herein.

(n.)	“Royalty” means all payments payable by Licensee to the Seller pursuant to Section 13.4 of the License Agreement (including payments pursuant to Section 2(c)(ii) of Amendment No. 6) with respect to all Compounds in the Territory from and after the Closing Date and any payments to the Seller under the License Agreement in lieu of such payments with respect to all Compounds, and any overdue interest on such royalty amounts payable to the Seller pursuant to Section 13.16 of the License Agreement. The Purchased Royalty is a portion of the Royalty.

(o.)	“Royalty Term” shall have the meaning assigned such term in Section 1.60 of the License Agreement.

(p.)	“Seller” is defined in the preamble.

(q.)	“Territory” means the entire world.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the parties hereto have caused this Bill of Sale to be executed and delivered by their respective representatives thereunto duly authorized as of the date first above written.

CYTOKINETICS, INCORPORATED

By:	/s/ Robert I. Blum
Name: Robert I. Blum
Title: President & CEO

RPI FINANCE TRUST

By:	Wilmington Trust Company, not in its individual capacity but solely in its capacity as owner trustee

By:	/s/ Beverly D. Capers
Name: Beverly D. Capers
Title: Assistant Vice President

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.